JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated August 11, 2014

to PROSPECTUSES dated April 30, 2014, as supplemented from time to time

DWS Fund Renaming

This Supplement applies to WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Effective August 11, 2014, the DWS variable insurance portfolios (VIPs) will be renamed Deutsche VIPs.

Accordingly, we replace all references in the Annuity Prospectus to the DWS Equity 500 Index VIP with Deutsche Equity 500 Index VIP. We also replace all references to DWS and DWS Scudder with Deutsche.

We do not replace any references to DWS or DWS Scudder in Appendix U: “Tables of Accumulation Unit Values” as those are historical in nature.

You should retain this Supplement for future reference.

Supplement dated August 11, 2014

08/14:VAPS25	333-70728	033-79112
	333-70730	033-46217
	333-70850	333-83558